Exhibit 10.23

RESTRICTIVE COVENANT AND INVENTION ASSIGNMENT AGREEMENT

[NEURONETICS, INC. / GREENBROOK TMS INC.], on its own behalf and on behalf of its subsidiaries and affiliates (collectively, the “Company”) and the undersigned employee (“Employee”) mutually agree to the terms set forth in this Restrictive Covenant and Invention Assignment Agreement (this “Agreement”), in exchange for and in consideration of Employee’s eligibility for and participation in the Company’s annual bonus, equity, commission, and other incentive programs, as applicable, in the calendar year in which the Effective Date occurs and in all future calendar years, Employee’s employment or continued employment by the Company, and the other mutual promises and good and valuable consideration set forth herein.  All capitalized terms shall have the meanings provided in this Agreement.  This Agreement shall become effective as of the later of the dates signed by the parties on the signature page to this Agreement, except that, where a later date is required by state law under an applicable State Covenant Addendum (APPENDIX C), the effective date shall be the first post-signature date that satisfies the notice period required by such state law (in either such case, the “Effective Date”).

1.Duty of Loyalty. In carrying out Employee’s job duties, Employee agrees to act in the best interest of the Company and not to use Employee’s position or responsibilities to gain a personal advantage for Employee or others. During employment with the Company, Employee agrees not to directly or indirectly undertake any activity that supports or advances the interests of any Competing Business or would otherwise conflict with Employee’s responsibilities or with Employee’s duty to act in the best interest of the Company.

2.Protection of the Company’s Legitimate Business Interests. It is agreed that the Company has a legitimate business interest in protecting the competitive advantages it derives from: its Confidential Information and Trade Secrets; the goodwill and business relationships it has developed with customers and in the marketplace; and the significant resources it has invested to recruit, select, and train its employees, educate them about its business, and enhance their skills and job competencies.

3.Access to Confidential Information, Goodwill, and Customers. From and after the Effective Date, the Company agrees to permit Employee, in the course of Employee’s employment with the Company, to have access to the Company’s Confidential Information and Trade Secrets (as defined herein), its goodwill, customers, customer relationships, and professional opportunities on the condition that Employee agrees to the protections set forth in this Agreement.  Employee agrees to the obligations imposed by this Agreement and recognizes that Employee will be enriched by knowledge and use of the Company’s Confidential Information and Trade Secrets, by the training and experience that the Company will provide Employee, and by Employee’s affiliation with the Company and participation in the Company’s business and customer relationships.

4.Protection of Confidential Information and Trade Secrets.

4.1General. Subject to Sections 5 and 6, absent the prior written consent of the Company, Employee shall not directly or indirectly use Confidential Information or Trade Secrets for the benefit of any person or entity other than the Company and shall not directly or indirectly disclose Confidential Information or Trade Secrets to any person who is not actively employed by the Company or who is not covered by a non-disclosure agreement with the Company protecting such information. Without limiting the foregoing, Employee agrees not to (a) remove, copy, or otherwise reproduce any document or tangible item embodying or containing any Confidential Information or Trade Secrets, except as required to perform Employee’s responsibilities for the Company; (b) load, install, copy, store, or otherwise retain

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any Confidential Information on any non-Company computer or other device; or (c) while employed or thereafter, publish, release, disclose, or otherwise make available to any third party any Confidential Information or Trade Secrets by any means or medium.  In addition, Employee specifically agrees not to perform duties or responsibilities for or on behalf of a Competing Business if the performance of such duties would unavoidably require Employee to use Employee’s knowledge of the Company’s Confidential Information or Trade Secrets. These obligations of non-disclosure and non-use shall last so long as the information remains confidential, provided that Trade Secrets are protected by statute and are not subject to any time limits on their protection.

4.2State-Specific Limits. Employee understands that if Employee’s primary work location or primary place of residence is an address located in any state requiring a temporal limit on non-disclosure clauses, Confidential Information that is not a Trade Secret shall be protected until a date no less than two (2) years following the Employee’s last day of employment with the Company.

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15.Immunity under the Defend Trade Secrets Act of 2016 (“DTSA”). Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a Trade Secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In certain circumstances, disclosures to attorneys made under seal or pursuant to court order are also protected under the DTSA. If Employee files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Employee may disclose the Company’s Trade Secrets to Employee’s attorney and use the Trade Secret in the court proceeding if Employee: (a) files any document containing the Trade Secret under seal; and (b) does not disclose Trade Secrets, except pursuant to court order.
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06.Other Permitted Disclosures. Nothing in this Agreement shall be construed to prevent Employee’s disclosure of Confidential Information as may be required by applicable law or regulation, or to make a good faith report of a violation of law to, or in cooperation with, a federal or state administrative agency (such as the Securities and Exchange Commission, Department of Labor, Equal Employment Opportunity Commission (or equivalent state agency), or the Department of Justice, (collectively, “Government Agencies”)), or pursuant to a valid order of a court of competent jurisdiction; provided that the disclosure is limited as necessary for such report or order.  Only with respect to an order of a court of competent jurisdiction, Employee shall promptly provide the Company’s Chief Human Resources Officer with written notice of any such order and cooperate fully with the Company to protect the Confidential Information at issue to the extent possible. In addition, nothing in this Agreement prohibits Employee from, without prior authorization of, or notice to, the Company: (a) reporting possible violations of federal law or regulation to any Government Agency  or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation (and receiving an award therefor); (b) initiating communications directly with, responding to an inquiry from, volunteering information to, or providing testimony before, any Government Agency in connection with any reporting of, investigation into or proceeding regarding suspected violations of law; (c) filing a charge or complaint with any Government Agency; (d) discussing terms and conditions of employment for purposes of engaging in concerted activities protected by federal labor laws, or otherwise engaging in protected conduct; or (e) otherwise disclosing or discussing truthful information about unlawful employment practices (including unlawful discrimination, harassment, retaliation, or sexual assault).
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07.Return of Company Property and Information/Social Media. Employee agrees that upon Employee’s last day of employment (or earlier if requested by the Company) Employee will immediately return to the Company all property and information belonging to the Company (in electronic

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or hard-copy form). Employee shall also disclose to the Company any passwords for Employee’s computer or other access codes for anything associated with Employee’s employment with the Company, and shall not delete or modify any property (including by factory resetting or wiping devices) prior to its return to the Company. To the extent that any Company information (whether or not such information is designated as confidential or proprietary) resides on Employee’s personal computer, tablet, external hard drives, flash drives, cloud-based storage platforms, or any other personal device or storage location (“Employee Devices”), Employee shall cooperate with the Company to remove or delete such information from the Employee Devices, including by providing access and passwords to the Employee Devices to the Company’s third-party forensic provider. The third-party forensic provider shall hold Employee’s personal information in confidence (and not disclose it to the Company) and shall limit its activity solely to removing and deleting Company information from the Employee Devices. Unless otherwise agreed to in writing by the Company in advance, Employee further acknowledges and agrees that, once Employee ceases employment with the Company, (a) Employee shall remove any reference to the Company as Employee’s current employer from any source Employee controls, either directly or Indirectly, including, but not limited to, any social media, including LinkedIn, Facebook, Twitter, Instagram, Google+, and/or TikTok, etc. and (b) Employee is not permitted to represent Employee as currently being employed by the Company to any person or entity, including, but not limited to, on any social media.
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8.Covenants Protecting the Company’s Business.

8.1Unfair Competition.

(a)Employee promises and agrees that, during Employee’s employment with the Company and for a period of twelve (12) months immediately following Employee’s last day of employment, Employee will not directly or indirectly perform Competitive Services for a Competing Business within the Geographic Area. Notwithstanding the foregoing, Employee may accept employment with a Competing Business whose business is diversified, provided that: (a) Employee will not be engaged in providing Competitive Services or otherwise use or disclose Confidential Information or Trade Secrets; and (b) the Company receives prior written assurances from the Competitor and Employee that are satisfactory to assure the Company that Employee will not provide Competitive Services or use or disclose Confidential Information or Trade Secrets.

(b)Nothing in this Agreement is intended to prevent Employee from investing Employee’s funds in securities of a person engaged in a business that is directly competitive with the Company if the securities of such a person are listed for trading on a registered securities exchange or actively traded in an over-the-counter market, and Employee’s holdings represent less than one percent (1%) of the total number of outstanding shares or principal amount of the securities of such a person.

8.2Non-Solicitation of Covered Customers. Employee promises and agrees that, during employment with the Company and for a period of twenty-four (24) months immediately following Employee’s last day of employment, Employee will not, directly or indirectly, alone or with any other(s), use any information (including Confidential Information), contact, or relationship acquired through employment with the Company to solicit, induce, encourage, or arrange for any Covered Customer, any healthcare provider (whether an individual or an entity) that bills insurance providers or other payors in connection with the treatment of patients using the Company’s products or services, or any healthcare provider (whether an individual or an entity) with or through which the Company so bills, to (a) purchase or use Competing Products or Services from any source other than the Company, (b) reduce or discontinue its purchase or use of the Company’s products or services, or (c) reduce or discontinue its billing relationship with the Company.

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8.3.Non-Solicitation of Employees. Employee promises and agrees that, during employment with the Company and for a period of twenty-four (24) months immediately following Employee’s last day of employment, Employee will not, directly or indirectly, alone or with any other(s), do any of the following things for the purpose of inducing, assisting, encouraging, or causing a Covered Employee to terminate their employment with the Company or find or accept employment or work with a Competing Business or another business:

(a) provide or pass along to any person or entity the name or contact information of any Covered Employee or provide a reference or recommendation for them;

(b) provide or pass along to a Covered Employee any information regarding job openings, job postings, or the names or contact information of individuals or companies hiring people or accepting job applications;

(c)solicit, recruit or encourage (or attempt to solicit, recruit or encourage), or assist others in soliciting, recruiting or encouraging a Covered Employee; and/or

(d) make or communicate an offer of employment to a Covered Employee.

9.Assignment of Inventions and Original Works; Intellectual Property.

9.1Prior Inventions and Prior Creative Works. Employee understands Employee’s obligation to identify in writing to the Company, on or before the Effective Date, any of Employee’s Prior Inventions (defined below) or Prior Creative Works (defined below). If Employee’s Prior Inventions or Prior Creative Works are not listed on Appendix A attached hereto or otherwise disclosed in writing sufficiently and promptly (as determined by the Company), then Employee represents and warrants that no such Prior Inventions or Creative Works exist, and that no claim can be made related to them against the Company or contrary to the Company’s interests. Employee agrees not to incorporate, or permit to be incorporated, any Prior Invention or Creative Works owned by Employee, or in which Employee has an interest, into a Company product, process, program, or machine, including any software code created or developed on the Company’s behalf or in which the Company has an ownership interest pursuant to the terms of this Agreement, without the Company’s prior written consent. Nevertheless, if, in the course of Employee’s employment with the Company, Employee incorporates any Prior Invention or Creative Work owned by Employee, or in which Employee has an interest, into a Company product, process, program, service or machine, including any software code created or developed on the Company’s behalf or in which the Company has an ownership interest pursuant to the terms of this Agreement, Employee hereby irrevocably grants to the Company a non-exclusive, royalty-free, fully paid-up, irrevocable, perpetual, transferable, sublicensable, worldwide license to reproduce, make derivative works of, distribute, perform, display, import, make, have made, modify, use, sell, offer to sell, and exploit in any other way such Prior Invention or Creative Work as part of or in connection with such product, process, service, program or machine, and to practice any method related thereto.

9.2Assignment and Ownership of Inventions. Employee hereby irrevocably assigns to the Company (or its designees), and agrees to hold in trust for the sole right and benefit of the Company, without any additional consideration, and to promptly make full written disclosure to the Company of, all of Employee’s right, title, and interest in and to any and all Inventions that Employee Invents (defined below) during Employee’s employment with the Company. Employee hereby acknowledges and agrees that Inventions made, conceived, developed, invented or otherwise reduced to practice by Employee, alone or jointly with others, during the course of Employee’s employment with the Company, provided that such Inventions are related in any manner to the Company’s current or reasonably anticipated business or are conceived or made on the Company’s time or with the use of the Company’s facilities or materials or in connection with Employee’s association with the Company, are the sole and exclusive property of the Company and subject to this assignment. Employee understands and agrees that the decision whether or not to commercialize or market any Inventions is within the Company’s sole discretion and for the

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Company’s sole benefit, and that no royalty will be due to Employee as a result of the Company’s efforts to commercialize or market any such Inventions. Employee further assigns and agrees to assign to the United States government all right, title, and interest in and to any and all Inventions whenever such full title is required to be assigned in the United States by a contract between the Company and the United States or any of its agencies.

9.3Copyright and Work Made for Hire. Employee acknowledges that all Creative Works that are made by Employee (alone or jointly with others) within the scope of and during the period of Employee’s employment with the Company, and which are protectable by copyright, constitute a “work made for hire,” as that term is defined in the United States Copyright Act (17 U.S.C. § 101) and, if applicable or necessary, are deemed specially ordered or commissioned for use by the Company under U.S. Copyright laws. In the event that any Creative Work is determined not to be a “work made for hire,” this Agreement shall operate as an irrevocable assignment by Employee to the Company of, and Employee does hereby irrevocably assign to the Company, all applicable State, Federal, and international copyrights, trademarks, service marks, or other similar rights in the Creative Work, including all right, title, and interest. If any such work of authorship or Creative Work cannot be assigned, Employee hereby grants to the Company an exclusive, assignable, irrevocable, perpetual, worldwide, sublicenseable (through one or multiple tiers), royalty-free, unlimited license to use, make, modify, sell, offer for sale, reproduce, distribute, create derivative works of, publicly display, and digitally perform and display such work in any media now known or hereafter known. Outside the scope of employment, whether during or after employment with the Company, Employee agrees not to (a) modify, adapt, translate, or create derivative works from any such work of authorship, or (b) merge any such work of authorship with other works, Creative Works, or inventions.

9.4Cooperation in Enforcement of Intellectual Property Rights. Employee agrees to assist the Company (or its designees), at the Company’s expense, but without additional compensation to Employee, to secure the Company’s rights, as well as the rights of any government entities or third parties to which the Company directs any assignment, in any Inventions, copyrights, or other intellectual property rights in any and all countries. The obligation to assist the Company in this regard will continue after the last day of Employee’s employment, the Company will compensate Employee at a reasonable rate for the time actually spent by Employee at the Company’s request on such assistance.  If the Company is unable for any reason whatsoever, including the Company’s inability after expending reasonable efforts to locate Employee or Employee’s mental or physical incapacity, to secure Employee’s signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations or other intellectual property rights (or on any document transferring ownership thereof) covering Inventions, Prior Inventions, or Creative Works assigned to the Company under this Agreement, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee’s agent and attorney in fact to act for and on Employee’s behalf and in Employee’s stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations or transfers thereof with the same legal force and effect as if executed by Employee. This appointment is coupled with an interest in and to the Inventions and Creative Works and shall survive Employee’s death or disability.

9.5Duty to Disclose Information and Maintain Records; Presumption of Ownership of Holdover Inventions. Employee agrees, while employed and for two (2) years following Employee’s last day of employment with the Company, to promptly disclose in writing to the Company all Inventions and Creative Works authored or conceived by Employee, alone or jointly with others, along with all attempts to register, patent, or otherwise claim ownership over or alienate such Inventions and Creative Works. If any such Inventions or Creative Works would have been the Company’s Inventions or Creative Works during Employee’s employment (“Holdover Invention”), then Employee agrees as follows: If these

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Holdover Inventions (a) relate to the Business or its actual or demonstrably anticipated research or development, (b) result from any work Employee performed for the Company, and/or (c) were created with any Company equipment, supplies, facilities, Confidential Information, Inventions, or Trade Secrets, then such Holdover Inventions, unless otherwise proven, will be the exclusive property of the Company and subject to the assignment obligations of this Agreement.

9.6Moral Rights. To the maximum extent allowed by law, the assignment of rights in Sections 9.1 through 9.7 includes all rights of paternity, integrity, disclosure, and withdrawal and any other rights that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral” or the like (collectively, “Moral Rights”). To the extent that Employee retains any such Moral Rights under applicable law, Employee hereby ratifies and consents to any action that may be taken with respect to such Moral Rights by the Company, and Employee agrees not to assert any Moral Rights with respect thereto. Employee will confirm any such ratifications, consents, and agreements from time to time upon request by the Company.

9.7Reverse Engineering. Employee agrees that Employee will not, directly or indirectly, reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code, any software, Trade Secrets, Confidential Information, or Inventions of Company.

9.8Exception to Assignments. Employee understands that the obligations under Sections 9.1 through 9.7 do not apply to any Invention for which no equipment, supplies, facility, or Confidential Information or Trade Secrets of the Company were used and which was developed entirely on Employee’s own time, unless (a) the Invention relates (i) to the Business, or (ii) to the Company’s actual or demonstrably anticipated research or development, or (b) the Invention results from any work performed by Employee for the Company.  If Employee lives in any other jurisdiction with a non-assignable invention statute and/or that requires notice of such, Employee acknowledges and agrees that the required notice is provided as set forth on Appendix B.  Employee has identified or will identify on APPENDIX A any Inventions that Employee believes meet the criteria in this subjection, including any applicable statute listed on Appendix B, and are not otherwise previously disclosed to permit a determination of ownership by the Company. Any such disclosure will be received in confidence. Employee agrees not to use or incorporate any Excluded Invention in any product, service, program, process, development, or work in progress of the Company without the Company’s written consent. As to any Excluded Invention in which Employee has an interest at any time, if Employee uses or incorporates such an Excluded Invention in any product, service, program, process, development, or work in progress of the Company, or if Employee permits the Company so to use or incorporate such an Excluded Invention, Employee irrevocably and unconditionally grants (to the extent Employee has authority to do so) to the Company a perpetual, royalty-free, fully paid up, worldwide license to exercise any and all rights with respect to such Excluded Invention, including, without limitation, the right to protect, make, have made, import, use, and sell that Excluded Invention without restriction and the right to sublicense those rights to others (with the right to grant further sublicenses). This license will be exclusive, subject only to any pre-existing non-exclusive licenses or other pre-existing rights not subject to Employee’s control.

10.Disclosures to Other/Prospective Employers. Before Employee accepts employment with another business or organization, Employee will disclose (and agrees that the Company may disclose) to the same a copy of this Agreement. Also, for the duration of Employee’s employment, Employee must disclose to the Company, upon request, the name and location of any employer or business from which Employee has accepted an offer of employment, including Employee’s anticipated job title and responsibilities in such employment.

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11.Breach. If Employee commits a breach of any term of this Agreement, Employee shall pay the Company, upon demand, and in addition to any other amount attributable to such breach, a penalty of equal to 25% of the employee’s first year annualized salary (calculated as 2080 hours x hourly rate of pay) for a breach of Section 4, 7, 8.2, or 8.3, and a penalty of $500.00 for each day of employment in violation of Section 8.1, provided, however, that the payment of said penalty shall not limit any other legal or injunctive relief that the Company may seek to remedy harm caused by the breach.

12.Definitions. As used herein, the following capitalized terms have the following meanings:

“Competitive Services” refers to forming, establishing, or owning a Competing Business, serving as an officer or director of a Competing Business, or the type of services that Employee performed or was expected to perform for the Company during the most recent 12 months of Employee’s employment with the Company.

“Competing Business” refers to any business or organization that supplies, produces, or provides any product or service that is the same as or similar to any product or service supplied, produced, or provided by the Company to one or more customers during the most recent 12 months of Employee’s employment with the Company.

“Competing Products or Services” refers to any product or service that is the same as or similar to any product or service supplied, produced, or provided by the Company to one or more customers during the most recent 12 months of Employee’s employment with the Company.

“Confidential Information” means information that is created and used by the Company as part of its business and which is not generally known by the public, including but not limited to: Trade Secrets, treatment or diagnostic methods and techniques; proprietary technologies or materials; product designs and specifications; financial results and objectives; rate and pricing information, labor costs, overhead costs, profit margins; terms of bids or proposals; business plans or strategies; confidential records pertaining to existing or potential customers, including key customer contact information, contract terms and related information; confidential business opportunities or plans; merger or acquisition activity; confidential information regarding suppliers or vendors, including contact information and terms of contracts; proprietary or customized software and databases; techniques, processes, and methods for serving and supporting customers and patients; business processes and strategies; personnel specialization; non-public details of executive or manager compensation; and any other business information that the Company maintains as confidential. The term “Confidential Information” also includes all confidential information of a third party that may be communicated to, acquired by, learned, or developed by Employee in the course of Employee’s employment with the Company. Confidential Information does not include information that is or may become known to Employee or to the public from sources outside the Company or through means other than a breach of this Agreement or disclosed by Employee after written approval from the Company.

“Covered Customer” refers to any person(s) or entity(ies) to whom or which, within the most recent twenty-four (24) months of Employee’s employment, Employee, directly or indirectly, (a) marketed, provided, supplied, serviced, or supported the Company’s products or services; or (b) provided a written proposal about the Company’s products or services.

“Covered Employee” refers to a Company employee with whom Employee acquired a supervisory, managerial, or professional relationship in the course of Employee’s employment with the Company, or whose skills, abilities, and/or compensation became known to Employee in the course of Employee’s performance of job responsibilities for the Company.

“Creative Works” means any and all works of authorship including, for example, written documents, spreadsheets, graphics, designs, trademarks, service marks, algorithms, computer programs and code,

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software, methodologies, protocols, formulas, mask works, brochures, presentations, photographs, music or compositions, manuals, reports, and compilations of various elements.

“Geographic Area” means, depending on Employee’s position and responsibilities for the Company, the territory (i.e., states, counties, and/or cities) where, during the most recent twelve (12) months of Employee’s employment, Employee directly or indirectly had material responsibility or influence, performed services on behalf of the Company, solicited business for the Company, or sold, supported, or marketed products or services on behalf of the Company.

“Invention(s)” means inventions, developments, concepts, improvements, designs, discoveries, devices, apparatus, processes, practices, compositions, formulas, machines, articles of manufacture, methods (including business methods), inventive ideas, algorithms, computer software code and programs, protocols, formulas, mask works, compositions, trademarks, service marks, or trade secrets, whether or not reduced to practice, patentable, or registrable under patent, copyright, trademark, or similar laws, (a) which Employee Invents, either alone or jointly with others, during normal working hours or when Employee is expected to be working, or (b) that relate to the Business or to the Company’s actual or demonstrably anticipated research or development, or (c) that are substantially aided by Employee’s use of the Company’s equipment, supplies, facilities, or Confidential Information or Trade Secrets, or contains any of the Company’s Confidential Information or Trade Secrets, or (d) that are the direct or substantial result of any work performed by Employee for the Company.

“Invent,” “Invents,” and “Invented” means to conceive of, develop, reduce to practice, or otherwise invent (as that term is commonly understood) and is not limited to its general usage under U.S. or foreign patent law.

“Prior Creative Works” means Creative Works that were made by Employee prior to Employee’s employment with the Company, that belong to Employee, and are not presently assigned by Employee under this Agreement.

“Prior Inventions” means all Inventions (defined below) that were made by Employee prior to Employee’s employment with the Company, that belong to Employee and are not presently assigned by Employee under this Agreement.

“Trade Secret” means information defined as a trade secret under applicable state law or the Defend Trade Secrets Act of 2016.

13.Severability and Reformation. The covenants in each section of this Agreement are independent of any other provisions of this Agreement. Each term in this Agreement constitutes a separate covenant between the parties, and each term is fully severable from any other term. Employee and the Company agree if any particular term or provision of this Agreement is determined by an appropriate court of competent jurisdiction to be overbroad or unenforceable as written, such term or provision shall be modified as necessary to comport with the reasonable intent and expectations of the parties and in favor of providing reasonable protection to all of the Company’s legitimate business interests, without affecting the remaining provisions of the Agreement. The Company and Employee further agree that if a term or provision of this Agreement determined by a court to be overbroad or unenforceable cannot be modified in a manner to render such term or provision valid and enforceable, or if a court will not make such modification, then the offending term or provision shall be severed from this Agreement, and the remaining terms and provisions shall remain enforced as written to give effect most nearly to the reasonable intent and expectations of the parties.

14.At-Will.  Employee acknowledges and agrees that nothing in this Agreement is a guarantee or assurance of employment for any specific period of time. Employee understands that Employee is an at-will employee, and that either Employee or the Company may terminate this at-will employment

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relationship with or without notice, with or without cause, and at any time for any reason not prohibited by law.

15.Miscellaneous. This Agreement, in combination with any State Covenant Addendum that Employee executes as part of this Agreement, expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, between the parties regarding the same. To the maximum extent permitted by law, and subject to the terms of an applicable State Covenant Addendum, the interpretation and contractual enforceability of this Agreement shall be governed by the law of the Commonwealth of Pennsylvania, without giving effect to any choice-of-law rule that would require the law of another jurisdiction to apply. In any dispute involving rights or obligations set forth in this Agreement, each party agrees not to contest federal court jurisdiction as provided for by the DTSA. It is understood that Sections 4, 7, 8.1-8.3, 9.1-9.8, and 10 are intended to survive the termination of Employee’s employment and remain in full force and effect thereafter.

16.Electronic Signature. Employee agrees that the Company may enforce this Agreement with a copy for which Employee has provided an electronic signature, and that such electronic signature may be satisfied by procedures established by the Company or a third party designated by the Company for an electronic signature system, and Employee’s electronic signature shall have the same force and effect as Employee’s written signature. By electronically accepting this Agreement, Employee agrees to the following: “This electronic contract contains Employee’s electronic signature, which I have executed with the intent to sign this Agreement.”

17.State Covenant Addendum.  To ensure compliance with the laws in the various states in which the Company does business, the terms of this Agreement are modified and superseded by the State Covenant Addendum executed by Employee as part of this Agreement and attached hereto as APPENDIX C.

18.Future Applicability. This Agreement is freely assignable by the Company in its sole discretion but may not be assigned by Employee to any other person or entity. Employee’s obligations under this Agreement shall apply with equal force to the Company’s successors and assigns, including any entity formed by merger, acquisition, or other business combination. As such, Employee’s duties hereunder shall apply with respect to confidential information, trade secrets, covered customers, covered employees, goodwill, business interests, and relationships of each entity involved in any such merger, acquisition, or other business combination from and after the effective date thereof, even if the information, trade secret, customer relationship, business interest, or goodwill came into existence prior to such effective date.

(Remainder of this page intentionally left blank. Signature page follows.)

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Intending to be legally bound hereby, the parties affix their signatures to express and signify their mutual assent to the terms of this Agreement:

[NEURONETICS, INC. / GREENBROOK TMS INC.] By (Sign): Name: Title: Date:	EMPLOYEE: By (Sign): Name: Date:

Restrictive Covenant and Invention Assignment Agreement (USA Version)

Signature Page

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APPENDIX A - INVENTION DISCLOSURES

Employee Name: __________________________________ Date Completed: ________________

Prior Inventions (Sec. 9.1):  Yes___  No___Excluded Inventions (Sec. 9.8):  Yes ___  No ___

PRIOR INVENTIONS: Pursuant to Section 9.1 of the Agreement, Employee hereby discloses the following Prior Inventions:

Name of Invention
Inventor Names
Description
Problem Solved
Disclosed outside of Neuronetics?	______Yes ______No

Use additional Sheets as necessary for disclosure of additional Inventions.

Excluded Inventions: Pursuant to Section 9.8 of the Agreement, Employee hereby discloses the following Excluded Inventions:

Name of Invention
Inventor Names
Description
Problem Solved
Disclosed outside of Neuronetics ?	______Yes ______No

Use additional Sheets as necessary for disclosure of additional Inventions.

I represent that I have personal knowledge of the disclosures contained in these disclosures and that such disclosures are true and correct.

Signature: __________________________________________________ Date: ______________

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Appendix A

December 2024

APPENDIX B - INVENTION ASSIGNMENT NOTICES

To the extent that Employee lives or works in California, Delaware, Illinois, Kansas, Minnesota, Nevada, New Jersey, New York, North Carolina, Utah or Washington, the provisions of this Agreement requiring assignment of Intellectual Property to the Company do not, and will not, apply to any Invention that qualifies for exclusion under the laws of each applicable state, as follows:

Employees in California: “Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee  developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or (ii) result from any work performed by the employee for the employer.”  (California Labor Code § 2870.)

Employees in Delaware: “Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of the employee's rights in an invention to the employee's employer shall not apply to an invention that the employee developed entirely on the employee's own time without using the employer's equipment, supplies, facility or trade secret information, except for those inventions that: (1) Relate to the employer's business or actual or demonstrably anticipated research or development; or (2) Result from any work performed by the employee for the employer.” (Del. Code Ann. tit.19, § 805.)

Employees in Illinois: “The Agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless (a) the invention relates (i) to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer.” (765 ILCS 1060/1.)

Employees in Kansas: “Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facilities or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless: (1) the invention relates to the business of the employer or to the employer's actual or demonstrably anticipated research or development; or (2) the invention results from any work performed by the employee for the employer.” (Kansas Statutes Annotated, Stat. Ann. § 44-130.)

Employees in Minnesota: “Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.” (Minn. Stat. Ann. § 181.78.)

Employees in Nevada: “Except as otherwise provided by express written agreement, an employer is the sole owner of any patentable invention or trade secret developed by his or her employee during the course and scope of the employment that relates directly to work performed during the course and scope of the employment.” (Nev. Rev. Stat. Ann. § 600.500.)

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Appendix B

December 2024

Employees New Jersey: “(1) Any provision in an employment contract between an employee and employer, which provides that the employee shall assign or offer to assign any of the employee's rights to an invention to that employer, shall not apply to an invention that the employee develops entirely on the employee's own time, and without using the employer's equipment, supplies, facilities or information, including any trade secret information, except for those inventions that: (a) relate to the employer's business or actual or demonstrably anticipated research or development; or (b) result from any work performed by the employee on behalf of the employer. (2) To the extent any provision in an employment contract applies, or intends to apply, to an employee invention subject to this subsection, the provision shall be deemed against the public policy of this State and shall be unenforceable.” (N.J. Stat. § 34:1B-265.)

Employees in New York: “Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of  his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or (ii) result from any work performed by the employee for the employer.”  (New York Labor Law § 203-F.)

Employees in North Carolina: “Any provision in an employment agreement which provides that the employee shall assign or offer to assign any of his rights in an invention to his employer shall not apply to an invention that the employee developed entirely on his own time without using the employer's equipment, supplies, facility or trade secret information except for those inventions that (i) relate to the employer's business or actual or demonstrably anticipated research or development, or (ii) result from any work performed by the employee for the employer. To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and is unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this section. (N.C. Gen Stat. § 66-57.1.)

Employees in Utah: “(1) An employment agreement between an employee and his employer is not enforceable against the employee to the extent that the agreement requires the employee to assign or license, or to offer to assign or license, to the employer any right or intellectual property in or to an invention that is: (a) created by the employee entirely on his own time; and (b) not an employment invention. (2) An agreement between an employee and his employer may require the employee to assign or license, or to offer to assign or license, to his employer any or all of his rights and intellectual property in or to an employment invention. (3) Subsection (1) does not apply to: (a) any right, intellectual property or invention that is required by law or by contract between the employer and the United States government or a state or local government to be assigned or licensed to the United States; or (b) an agreement between an employee and his employer which is not an employment agreement.” (Utah Code Ann. § 34-39-3(1)-(3).)

Employees in Washington: “(1) A provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee's rights in an invention to the employer does not apply to an invention for which no equipment, supplies, facilities, or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable. (2) An employer shall not require a provision made void and unenforceable by subsection (1) of this section as a condition of employment or

Restrictive Covenant and Invention Assignment Agreement

Appendix B

December 2024

continuing employment. (3) If an employment agreement entered into after September 1, 1979, contains a provision requiring the employee to assign any of the employee's rights in any invention to the employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee's own time, unless (a) the invention relates (i) directly to the business of the employer, or (ii) to the employer's actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by the employee for the employer.” (Wash. Rev. Code Ann. § 49.44.140-49.44.150.)

Restrictive Covenant and Invention Assignment Agreement

Appendix B

December 2024

APPENDIX C - STATE COVENANT ADDENDA

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR California Employees:

As a Covered California Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of California), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.The clause “and for a period of twelve (12) months immediately following Employee’s last day of employment” is stricken from Section 8.1 so that, during the time that Employee’s primary work location or residence is located in the State of California, these sections shall not have effect beyond Employee’s last day of employment.

2.The clause “and for a period of twenty-four (24) months immediately following Employee’s last day of employment” is stricken from Section 8.2 and Section 8.3 so that, during the time that Employee’s primary work location or residence is located in the State of California, these sections shall not have effect beyond Employee’s last day of employment.

3.The following sentence is added at the end of Section 15: “Notwithstanding the foregoing, Employee understands that for as long as Employee’s principal place of employment or Employee’s principal residence is located in the State of California, the interpretation and enforcement of this Agreement shall be governed solely by the laws of the State of California with respect to obligations arising from Employee’s employment in the State of California.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered California Employees. I also acknowledge that for as long as I am a Covered California Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of California, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR COLORADO EMPLOYEES:

As a Covered Colorado Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Colorado), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 4.1 is modified by adding the following at the end of the existing text: “Employee acknowledges and agrees that the restrictions in this section are reasonable and shall not prohibit the disclosure of information arising from Employee’s general training, knowledge, skill, or experience, whether gained on the job or otherwise, information readily ascertainable to the public, and/or information an employee has a right to disclose as legally protected conduct.”
2.	Sections 8.1, 8.2, and 8.3 each shall be modified by adding the following language at the end of each section: “, anywhere within the geographic territory in which Employee’s knowledge of the Company’s Trade Secrets could be used by a Competitor to unfairly compete with or undermine the Company’s legitimate business interests. This restriction shall apply only to the extent (i) Employee earns, both at the time this Agreement is entered into and at the time the Company enforces it, an amount of annualized cash compensation equivalent to or greater than 60% of the threshold amount for highly compensated workers as determined by the Colorado Department of Labor and Employment at the time this Agreement is entered into, and (ii) such activities will involve the inevitable use of, or near-certain influence by Employee’s knowledge of, Trade Secrets disclosed to Employee during the course of employment with Neuronetics.”

3.	Section 15 shall be modified by adding the following after the last sentence: “Notwithstanding the foregoing, Employee understands that if Employee primarily resides or works in the State of Colorado at the time Employee’s employment with the Company ceases, the Agreement will be subject to the substantive laws and courts of the State of Colorado. During this period, venue shall be the State and Federal courts sitting in Colorado and the parties waive any defense, whether asserted by motion or pleading, that the venue specified by this Addendum is an improper or inconvenient venue.”
4.	A new Section 19 is added, which reads follows: “Acknowledgment. Employee acknowledges and agrees Employee has been provided with, and has signed, a separate notice of Employee’s obligations either (a) prior to Employee’s acceptance of employment with the Company or (b) for current employees of the Company, at least fourteen (14) days before the effective date of this Agreement. Employee further acknowledges and agrees that Sections 8.1, 8.2, and 8.3 shall not become effective until (c) Employee’s first day of employment, if presented with such notice and a copy of the Agreement prior to accepting an offer of employment, or (d) for current employees of the Company, fourteen (14) days after receiving such notice and a copy of the Agreement.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Colorado Employees. I also acknowledge that for as long as I am a Covered Colorado Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Colorado, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR DISTRICT OF COLUMBIA EMPLOYEES

As a Covered District of Columbia Employee (i.e., an employee whose primary place of residence or primary work location is an address within the District of Columbia), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 is stricken in its entirety if Employee is a District Employee (defined herein) whose minimum annual qualifying compensation does not meet the criteria for a Highly Compensated Employee under the D.C. Non-Compete Clarification Amendment Act.

2.	If Employee is a District Employee whose minimum annual qualifying compensation meets the criteria for a Highly Compensated Employee under the D.C. Non-Compete Clarification Amendment Act, a new Section 8.1(c) is added, which states as follows: “Notice. The District’s Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of non-compete agreements. It allows employers to request non-compete agreements from highly compensated employees, as that term is defined in the Ban on Non-Compete Agreements Amendment Act of 2020, under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).”

3.	Section 12 is modified by adding the following definition for “District Employee”: “’District Employee’ means, with respect to employees who have commenced work for the Company, (a) an employee who (a) spends more than 50% of their work time for the Company working in the District of Columbia; or (b) an employee whose employment is based in the District of Columbia, and who regularly spends a substantial amount of Employee’s work time for the Company in the District of Columbia and not more than 50% of their work time for the Company in another jurisdiction. ‘District Employee’ also means, with respect to an employee who has not yet commenced employment with the Company, (c) an employee whom the Company reasonably anticipates will spend more than 50% of their work time for the Company working in the District of Columbia; or (d) an employee whose employment for the Company will be based in the District of Columbia, and who the Company reasonably anticipates will regularly spend a substantial amount of their work time for the Company in the District of Columbia and not more than 50% of their work time for the Company in another jurisdiction.’”

4.	A new Section 19 is added to the Agreement, which states: “Acknowledgment. Employee agrees that before being required to sign this Agreement, the Company provided written notice to Employee that Employee had fourteen (14) calendar days before Employee commenced employment to review the non-competition provision in the Agreement; or, in the case of a current employee, that Employee had at least fourteen (14) calendar days to review the non-competition provision in the Agreement before Employee must execute the Agreement. In addition, the Company provided Employee with the following written notice.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered District of Columbia Employees. I also acknowledge that for as long as I am a Covered District of Columbia Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the District of Columbia, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR GEORGIA EMPLOYEES:

As a Covered Georgia Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Georgia), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.Section 8.2 is hereby amended so that its obligations are operative only with respect to Covered Customers or healthcare providers located within the Geographic Area.

2.Section 8.3 is hereby amended so that its obligations are operative only with respect to Covered Employees located within the Geographic Area.

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Georgia Employees. I also acknowledge that for as long as I am a Covered Georgia Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Georgia, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR ILLINOIS EMPLOYEES:

As a Covered Illinois Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Illinois), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	The obligations in Sections 8.1, 8.2, and 8.3 shall apply to Employee only if Employee earns the statutory minimum compensation set by Illinois statute (e.g., between January 1, 2022 and January 2, 2027, the statutory threshold is $45,001 per year or more).

2.	A new Section 19 is added, which states, “Acknowledgment. Employee agrees that before being required to sign this Agreement, the Company provided Employee with fourteen (14) calendar days to review it. The Company advises Employee to consult with an attorney before entering into this Agreement.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Illinois Employees. I also acknowledge that for as long as I am a Covered Illinois Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Illinois, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR LOUISIANA EMPLOYEES

As a Covered Louisiana Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Louisiana), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	The definition for “Geographic Area” contained in Section 12 is stricken in its entirety and replaced with the following: “Geographic Area” means the parishes (and equivalents) in the following list so long as Company continues to carry on business therein: Acadia Parish, Allen Parish, Ascension Parish, Assumption Parish, Avoyelles Parish, Beauregard Parish, Bienville Parish, Bossier Parish, Caddo Parish, Calcasieu Parish, Caldwell Parish, Cameron Parish, Catahoula Parish, Claiborne Parish, Concordia Parish, DeSoto Parish, East Baton Rouge Parish, East Carroll Parish, East Feliciana Parish, Evangeline Parish, Franklin Parish, Grant Parish, Iberia Parish, Iberville Parish, Jackson Parish, Jefferson Parish, Jefferson Davis Parish, Lafayette Parish, Lafourche Parish, LaSalle Parish, Lincoln Parish, Livingston Parish, Madison Parish, Morehouse Parish, Natchitoches Parish, Orleans Parish, Ouachita Parish, Plaquemines Parish, Pointe Coupee Parish, Rapides Parish, Red River Parish, Richland Parish, Sabine Parish, St. Bernard Parish, St. Charles Parish, St. Helena Parish, St. James Parish, St. John the Baptist Parish, St. Landry Parish, St. Martin Parish, St. Mary Parish, St. Tammany Parish, Tangipahoa Parish, Tensas Parish, Terrebonne Parish, Union Parish, Vermilion Parish, Vernon Parish, Washington Parish, Webster Parish, West Baton Rouge Parish, West Carroll Parish, West Feliciana Parish, and Winn Parish, all so long as the Business is transacted therein. Employee hereby continues to stipulate that Neuronetics does business in all of the above parishes, counties, and municipalities as of the date of this Louisiana Addendum. Employee also understands that Neuronetics serves those counties of the adjacent states that border the State of Louisiana, and that Employee will equally be bound in those geographic areas where Employee also performs Material responsibilities for Neuronetics during the two (2) years prior to Employee’s last day of employment with the Company.”
2.	A new Section 8.4 is added, which states: “Sections 8.1, 8.2, and 8.3 are limited to those customers and employees located in the Geographic Area. Employee agrees that the foregoing provides Employee with adequate notice of the geographic scope of the restrictions contained in the Agreement by name of specific parish or parishes (and equivalents), municipality or municipalities, and/or parts thereof.”
3.	The parties agree that the obligations set forth in 8.1, 8.2, and 8.3 shall not apply earlier than Employee’s first day of employment with the Company, even if employee signs the Agreement at an earlier date.

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Louisiana Employees. I also acknowledge that for as long as I am a Covered Louisiana Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Louisiana, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR MARYLAND EMPLOYEES:

As a Covered Maryland Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Maryland), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.Section 8.1 is modified to insert the following after the last sentence: “The foregoing covenant shall apply only if Employee’s compensation exceeds 150% of the state minimum wage. Thus, as of March 1, 2024, only employees who are paid more than $22.50 an hour (approximately $46,800 per year) are subject to Section 8.1.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Maryland Employees. I also acknowledge that for as long as I am a Covered Maryland Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Maryland, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR MASSACHUSETTS EMPLOYEES:

As a Covered Massachusetts Employee (i.e., an employee whose primary place of residence or primary work location is an address within the Commonwealth of Massachusetts), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 shall not apply after Employee’s last day of employment with the Company if Employee’s employment was terminated without cause. For purposes of this section, “cause” means misconduct, violation of any policy of the Company (including any rule of conduct or standard of ethics of the Company), breach of the Agreement (including this Massachusetts Addendum) or the breach of any confidentiality, non-disclosure, non-solicitation or assignment of inventions obligations to the Company, failure to meet the Company’s reasonable performance expectations, or other grounds directly and reasonably related to the legitimate business needs of the Company.
2.	If the Company enforces Section 8.1 after the Last Day (the “Restraint Period”), it will pay Employee an amount equal to fifty percent (50%) of the highest annualized base salary that Employee received from the Company within the two (2) years immediately preceding Employee’s last day of employment with the Company, less any applicable deductions (the “Restraint Payment”). The Restraint Payment will be paid on a pro-rata basis during the Restraint Period in the same manner that Employee would have received wages from the Company had Employee been employed during the Restraint Period. The Restraint Period shall be extended to twenty-four (24) months if Employee (a) breached Employee’s fiduciary duty(ies) to the Company, or (b) unlawfully took, physically or electronically, property belonging to the Company. Employee understands that if the Company elects to waive the non-competition restrictions set forth herein, Employee will not receive any compensation or consideration described above. Employee further understands that at the time of Employee’s separation from employment, the Company (a) shall elect whether to waive its enforcement of the non-competition provisions in the Agreement (including this Massachusetts Addendum), and (b) shall notify Employee of its election in writing.
3.	A new Section 8.4 (“Notices and Acknowledgment”) shall be added, which states as follows:
a.	NOTICE. If Employee was already employed by Neuronetics on the date of Employee’s signature on the Agreement, Employee acknowledges (a) that the Agreement, including this Massachusetts Addendum, was delivered to Employee at least ten (10) business days before the date that the Agreement and Massachusetts Addendum was executed, and (b) that Employee has been provided with fair and reasonable consideration in exchange for Employee’s agreement to the non-competition restriction set forth in Section 8.1.
b.	NOTICE. If Employee was not already employed by Neuronetics on the date of Employee’s signature on the Agreement or on this Massachusetts Addendum, Employee acknowledges that the Agreement, including this Massachusetts Addendum, was delivered to Employee (a) before a formal offer of employment was made to Employee by Neuronetics, or (b) ten (10) business days before the commencement of Employee’s employment with Neuronetics, whichever occurs sooner.
c.	Employee acknowledges that Employee has been advised of Employee’s right to consult with counsel of Employee’s own choosing prior to signing the Agreement and this Massachusetts Addendum. By signing the Agreement and this Massachusetts Addendum, Employee acknowledges that Employee has had time to read and understand the terms of the Agreement and this Massachusetts Addendum, and to consult with Employee’s own legal counsel (not including counsel for Neuronetics) regarding the Agreement and this Massachusetts Addendum prior to their execution. Employee agrees that Employee has actually read and understood the Agreement and this Massachusetts Addendum and all of their terms, that Employee is entering into and signing the Agreement and this Massachusetts Addendum knowingly and voluntarily, and that in doing so Employee is not relying upon any statements or representations by Neuronetics or its agents.
d.	Employee acknowledges (a) that the non-competition covenant contained in Section 8.1 is no broader than

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

necessary to protect Neuronetics’ Confidential Information, Trade Secrets, and goodwill, and (b) that those business interests, and the business interests identified in the Agreement, cannot be adequately protected through restrictive covenants other than through Sections 8.1, 8.2, and 8.3 of the Agreement.
4.	The following language is added to Section 15: “Notwithstanding the foregoing, Sections 8.1, 8.2, and 8.3 shall be governed by Massachusetts substantive law. Any action relating to or arising out of the non-competition covenant contained in Section 8.1, 8.2, or 8.3 shall be brought in (a) the United States District Court for the District of Massachusetts, Eastern Division, if that Court has subject matter jurisdiction over the dispute; or, if it does not, (b) the Business Litigation Session of the Suffolk County Superior Court, or, if the Business Litigation Session does not accept the case for any reason whatsoever, (c) the Suffolk County Superior Court. Employee agrees and consents to the personal jurisdiction and venue of the federal or state courts of Massachusetts for resolution of any disputes or litigation arising under or in connection with Section 8.1, 8.2, or 8.3, and Employee waives any objections or defenses to personal jurisdiction or venue in any such proceeding before any such court. The parties further agree that any disputes between them, whether relating to the Agreement, this Addendum, or any other conflict, claim or dispute, shall be tried by a judge.”
5.	A new Section 19 is added, which states: “Employee agrees that any change or changes in Employee’s job title, job duties, or responsibilities, reporting structure, compensation, or any other term or condition of Employee’s employment after the date that Employee executes the Agreement or this Massachusetts Addendum shall not affect the validity or scope of the restrictive covenants set forth in the Agreement and in this Massachusetts Addendum. The restrictive covenants will remain valid, effective, and enforceable notwithstanding any such change or changes in Employee’s employment. This Agreement shall be enforced in accordance with its terms and shall not be construed against either party.

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Massachusetts Employees. I also acknowledge that for as long as I am a Covered Massachusetts Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement  are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the Commonwealth of Massachusetts, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR MINNESOTA EMPLOYEES:

As a Covered Minnesota Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Minnesota), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 is modified by deleting the phrase “and for a period of twelve (12) months immediately following Employee’s last day of employment.”

2.	Section 15 shall be modified by adding the following: “Notwithstanding the foregoing, if Employee is covered by the Minnesota Addendum set forth in Appendix B immediately prior to Employee’s last day of work with the Company, Employee’s obligations under Sections 8.1, 8.2, and 8.3 shall be determined under Minnesota law, without regard to any choice-of-law provision that would require the law of another jurisdiction to apply.”
3.	A new Section 8.4 is added, which states: “Employee further acknowledges and agrees that (i) the covenants in Sections 8.1, 8.2, and 8.3 are no broader than necessary to protect Neuronetics’ legitimate business interests (including but not limited to business interests in its Confidential Information, Trade Secrets, goodwill, customer relations, and employee relations), (ii) those business interests cannot be adequately protected other than through these covenants, (iii) Employee and Neuronetics bargained for the terms of this Agreement, including the covenants in this Section and the consideration therefor, and (iv) Employee either (A) was advised, prior to Employee’s acceptance of Neuronetics’ offer of employment, of the terms of this Agreement, and that Neuronetics’ offer of employment was contingent on Employee’s agreement to those terms, or (B) received additional consideration in exchange for entering into this Agreement, to which Employee was not otherwise entitled, which additional consideration gave Employee real advantages.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Minnesota Employees. I also acknowledge that for as long as I am a Covered Minnesota Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Minnesota, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR NEBRASKA EMPLOYEES:

As a Covered Nebraska Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Nebraska), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 is modified by deleting the phrase “and for a period of twelve (12) months immediately following Employee’s last day of employment.” It is further modified by adding a new sentence at the end, which states, “Employee further acknowledges that this Section 8.1 does not prevent Employee from exercising a lawful profession, trade, or business as they only apply while Employee is employed by the Company.”

2.	Section 8.2 is modified by striking the language therein in its entirety and replacing it with the following: “Except as prohibited by law, Employee promises and agrees that, during employment with the Company and for a period of twenty-four (24) months immediately following Employee’s last day of employment, Employee will not, directly or indirectly, alone or with any other(s), use any information (including Confidential Information), contact, or relationship acquired through employment with the Company to solicit, induce, encourage, or arrange for any Covered Customer, any healthcare provider (whether an individual or an entity) that bills insurance providers or other payors in connection with the treatment of patients using the Company’s products or services, or any healthcare provider (whether an individual or an entity) with or through which the Company so bills, to (a) purchase or use Competing Products or Services from any source other than the Company, (b) reduce or discontinue its purchase or use of the Company’s products or services, or (c) reduce or discontinue its billing relationship with the Company, where the sale or service of products or services would be located in the Geographic Area.”
3.	The definition of “Geographic Area” in Section 12 is stricken in its entirety and replaced with the following: “Geographic Area” means the territory (i.e.: (i) state(s), (ii) county(ies), or (iii) city(ies)) in which, during the twenty-four (24) months prior to Employee’s last day of employment with the Company, Employee: (a) provided Material services on behalf of the Company and/or (b) solicited Customers or otherwise sold or marketed services on behalf of the Company. “Material” means Employee’s primary job duties and responsibilities, including, but not limited to, in connection with working with Customers or directly supervising individuals who work with Customers.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Nebraska Employees. I also acknowledge that for as long as I am a Covered Nebraska Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Nebraska, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR NORTH DAKOTA EMPLOYEES:

As a Covered North Dakota Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of North Dakota), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 is modified by striking the phrase “and for a period of twelve (12) months immediately following Employee’s last day of employment,”.
2.	Section 8.2 is modified by striking the phrase “and for a period of twenty-four (24) months immediately following Employee’s last day of employment,”.
3.	Section 8.3 is modified by striking the phrase “and for a period of twenty-four (24) months immediately following Employee’s last day of employment,”.
4.	Sections 8.1, 8.2, and 8.3 each is modified by adding the following sentence to the end of each section: “Employee further acknowledges that the restrictions do not prevent Employee from exercising a lawful profession, trade, or business as they apply only while Employee is employed by the Company.”
5.	Section 15 is modified by adding the following: “Notwithstanding the foregoing, Employee’s obligations under Sections 8.1, 8.2, and 8.3 shall be governed by the substantive law of the State of North Dakota.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered North Dakota Employees. I also acknowledge that for as long as I am a Covered North Dakota Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement  are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of North Dakota, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR OKLAHOMA EMPLOYEES:

As a Covered Oklahoma Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Oklahoma), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.1 is modified by striking the phrase “and for a period of twelve (12) months immediately following Employee’s last day of employment,”.
2.	Section 8.2 is modified by striking the phrase “and for a period of twenty-four (24) months immediately following Employee’s last day of employment,”.
3.	Section 8.3 is modified by striking the phrase “and for a period of twenty-four (24) months immediately following Employee’s last day of employment,”.
4.	A new Section 8.4 is added, which states: “Employee further acknowledges that the restrictions do not prevent Employee from exercising a lawful profession, trade, or business as they only apply while Employee is employed by Neuronetics.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Oklahoma Employees. I also acknowledge that for as long as I am a Covered Oklahoma Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement  are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Oklahoma, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR OREGON EMPLOYEES:

As a Covered Oregon Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Oregon), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	A new Section 8.4 is added, which states as follows: “Section 8.1 does not apply to Employee if (i) Employee is not classified as exempt from overtime under Oregon law as an employee engaged in administrative, executive, or professional work; or (ii) at the time of Employee’s separation from employment, Employee is not paid a gross salary and commissions in the amount required under ORS 653.295, calculated on an annual basis (hereafter, a “Non-Qualified Employee”). However, even if Employee is a Non-Qualified Employee, the Company may, at its sole discretion, elect to enforce Section 8.1 by paying Employee, for the post-employment time during which Section 8.1 is in effect, compensation equal to the greater of (c) fifty (50) percent of Employee’s annual gross base salary and commissions at the time of Employee’s separation; or (d) fifty (50) percent of the minimum annual compensation required under ORS 653.295. If the Company elects to enforce Section 8.1 by agreeing to make the payments referenced in this section, Employee will be notified in writing. Employee understands and acknowledges that the Company’s election not to pay the compensation set out in this section affects the applicability of Section 8.1 only in the event Employee is a Non-Qualified Employee, and that the election of non-payment does not relieve a Non-Qualified Employee from any other post-employment restriction set forth in the Agreement.

2.	A new Section 19 is added, which states as follows: “This Agreement is being executed either upon Employee’s initial employment with Neuronetics and as a condition of such employment or upon Employee’s “subsequent bona fide advancement” within the meaning of Oregon Revised Statutes (ORS) Section 653.295 because of, among other things, Employee’s increased responsibilities and access to Confidential Information and Trade Secrets. If this Agreement is executed upon initial employment, Employee acknowledges that Employee was informed in a written job offer at least two (2) weeks before starting work that Employee must enter into this Agreement as a condition of employment. If executed upon a “subsequent bona fide advancement,” Employee knowingly and voluntarily waives any argument that Employee’s new role does not constitute a “subsequent bona fide advancement.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Oregon Employees. I also acknowledge that for as long as I am a Covered Oregon Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement  are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Oregon, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR VIRGINIA EMPLOYEES:

As a Covered Virginia Employee (i.e., an employee whose primary place of residence or primary work location is an address within the Commonwealth of Virginia), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 4.2 shall be stricken in its entirety and replaced with the following: “The obligations of non-disclosure and non-use in Section 4.1 shall last so long as the information remains confidential or for three (3) years following Employee’s last day of work, whichever occurs first.”

2.	Section 8.1 “Non-Competition” shall not apply to any employee who qualifies as a “low-wage employee” pursuant to Virginia Code Section 40.1-28.7:8. As of March 1, 2024, this low-wage exclusion applied to employees paid less than an average weekly wage of $1,410.00 or week, which is approximately $73,320.00 per year.

3.	Section 8.2 “Non-Solicitation” shall not apply to any employee who qualifies as a “low-wage employee” pursuant to Virginia Code Section 40.1-28.7:8. As of March 1, 2024, this low-wage exclusion applied to employees paid less than an average weekly wage of $1,410.00 or week, which is approximately $73,320.00 per year.

4.	Section 8.3 “Non-Solicitation of Employees” is amended by striking the phrase “or another business” at the end of the first sentence. This section is clarified so that it applies only with respect to individuals whom Employee knows (or reasonably should know) are employed by the Company at the time of the solicitation or inducement.

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Virginia Employees. I also acknowledge that for as long as I am a Covered Virginia Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement and this State Covenant Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the Commonwealth of Virginia, my obligations to Neuronetics, Inc. will no longer be limited by this State Covenant Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR WASHINGTON EMPLOYEES:

As a Covered Washington Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Washington), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	Section 8.2 is modified by striking the phrase “and for a period of twenty-four (24) months,” and replacing it with the phrase “and for a period of eighteen (18) months,”.
2.	As used in Section 8.2, “Covered Customer” and “healthcare providers” shall not include a person or entity that is not a customer or using the Company’s products or services at the time of the alleged solicitation or encouragement.
3.	Section 8.3 is modified by striking the phrase “and for a period of twenty-four (24) months,” and replacing it with the phrase “and for a period of eighteen (18) months,”.
4.	To qualify as a “Covered Employee” under Section 8.3, the individual must be known by (or reasonably should be known by) the Employee to be employed by the Company at the time of the alleged solicitation or encouragement.
5.	A new Section 8.4 is added, which states as follows: “Employee understands that Sections 8.1, 8.2, and 8.3 do not apply to Employee if Employee is covered under applicable state statute or local ordinance/rule prohibiting non-competition covenants or non-solicitation agreements, including on the basis of Employee’s profession. Any term or provision in this Agreement, including but not limited to all or part of any restrictive covenant in Sections 8.1, 8.2, or 8.3 that is or is determined to be a non-competition covenant under Washington state law is effective and enforceable only once Employee earns, on an annualized basis, more than the annual required minimum compensation, which may be prorated for service less than a year, for enforcement of non-competition covenants found in Title 49 RCW. For the absence of doubt, Employee understands and agrees that even if Employee does not earn the required minimum compensation when Employee signs this Agreement, the non-competition covenants later become enforceable if Employee begins to earn sufficient compensation for their enforcement. This required minimum compensation for enforcement of non-competition covenants does not affect the enforceability of any other term or provision of this Agreement, including, but not limited to, any term or provision, or part thereof, that is or is determined to be a non-solicitation agreement under Washington state law found in Title 49 RCW.”
6.	A new Section 8.5 is added, which states as follows: “Non-Competition in the Event of a Layoff. If Employee’s employment is terminated as a result of a layoff, any term or provision of this Agreement, including but not limited to all or part of any restrictive covenant in Sections 8.1, 8.2, or 8.3 of this Agreement, that is or is determined to be a non-competition covenant under Washington state law will not be enforced, unless, in the Company’s sole discretion, it elects to pay Employee compensation equivalent to Employee’s base salary at the time of termination for the period of enforcement of the non-competition covenants, less any compensation earned by Employee through subsequent employment (the “Non-competition Compensation”). The Company will advise Employee in writing whether it will elect to pay the Non-competition Compensation to enforce the non-competition covenants in this Agreement. Payment of the Non-competition Compensation will occur in bi-weekly installments on the Company’s regularly scheduled payday, until such time as the Company elects to discontinue the payments and in no event for longer than twelve (12) months. If the Company notifies Employee that it elects to pay the Non-competition Compensation under this section, Employee agrees to submit a written statement to the Company on or before the fifth day of each month during the period of enforcement of any non-competition covenant disclosing the amount of gross compensation Employee earned the previous month, along with the paystubs or other evidence of payment acceptable to the Company. Employee understands that the Company is entitled to offset any compensation Employee earns from subsequent installments of the Non-competition Compensation or, alternatively, to terminate all further payments of the Non-competition Compensation. If, during the period of

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

enforcement of the non-competition covenants, Employee reports earning compensation equal to or greater than Employee’s base salary at the Company at the time of termination, Employee understands that the non-competition covenants will be enforceable according to their terms. At no time is the Non-competition Compensation earned or owed until paid. For absence of doubt, the Company reserves the right to elect not to pay any Non-competition Compensation or, after electing to pay the Non-competition Compensation, to discontinue payment at any time for any reason. Employee understands and agrees that this section and the potential Non-competition Compensation is only applicable if the Company terminates Employee’s employment as a result of a layoff.”
7.	The definition of “Geographic Area” in Section 12 is stricken in its entirety and replaced with the following: ““Geographic Area”” means: (i) within a ten (10) mile radius of: (A) any Company location where Employee worked; (B) any Company location where Employee was assigned; or (C) any other location where Employee performed Material (defined below) responsibilities for Neuronetics (e.g., Employee performing remote work); and/or (ii) if Employee had multistate responsibilities for Neuronetics, any location where Employee performed Material responsibilities and where performing those responsibilities for a Competitor will provide an unfair advantage to that Competitor because of Employee’s access to and use of Confidential Information. “Material” means Employee’s primary job duties and responsibilities in connection with providing Customers with Competitive Services. The foregoing geographic restrictions are limited to Employee’s locations/responsibilities during the twenty-four (24) months prior to Employee’s last day of employment with the Company.”
8.	Section 15 is stricken in its entirety and replaced with the following: “This Agreement, in combination with any State Covenant Addendum that Employee executes as part of this Agreement, expresses the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, between the parties regarding the same. It is understood that Sections 4, 7, 8.1-8.3, 9.1-9.8, and 10 are intended to survive the termination of Employee’s employment and remain in full force and effect thereafter. In any dispute involving rights or obligations set forth in this Agreement, each party agrees not to contest federal court jurisdiction as provided for by the DTSA. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of Washington without reference to any principle of choice of law that would require application of the law of another jurisdiction. The parties stipulate that the exclusive venue for any legal proceeding arising out of this Agreement is the state and federal courts sitting in Seattle, Washington and waive any defense, whether asserted by motion or pleading, that the venue specified by this section is an improper or inconvenient venue, provided that a party may commence a legal proceeding in a relevant jurisdiction for the purpose of enforcing its rights under this Agreement. The parties further agree that a judge shall try any disputes between them, whether relating to this Agreement or any other conflict, claim or dispute.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Washington Employees. I also acknowledge that for as long as I am a Covered Washington Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Washington, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024

STATE COVENANT ADDENDUM FOR WISCONSIN EMPLOYEES:

As a Covered Wisconsin Employee (i.e., an employee whose primary place of residence or primary work location is an address within the State of Wisconsin), the provisions of the Restrictive Covenant and Invention Assignment Agreement between Neuronetics, Inc. and the undersigned employee (“Employee”) are amended and modified by this State Covenant Addendum as follows:

1.	The language in Section 2(b) (“Duration of Confidential Information and Trade Secrets”) is stricken in its entirety and replaced with the following: “This obligation of non-disclosure and non-use of Confidential Information shall last only so long as the information remains confidential. However, Employee understands and agrees that, to the extent this obligation of non-disclosure and non-use of Confidential Information applies to information that does not meet the definition of a Trade Secret, it shall apply only for twenty-four (24) months after the date on which Employee’s employment with Neuronetics ends and only in geographic areas in which the unauthorized use or unauthorized disclosure of such Confidential Information could competitively harm the Company. Employee also understands that Trade Secrets are protected by statute and are not subject to any time limits. Nothing in this Agreement limits or affects the protection given to confidential information and trade secrets under statutory and common law.”

2.	The definition of “Geographic Area” contained in Section 12 is stricken in its entirety and replaced with the following: ““Geographic Area” means the city(ies) in which, during the most recent twenty-four (24) months of Employee’s employment with the Company, Employee: (a) provided Material services on behalf of the Company (or in which Employee supervised others, directly or indirectly, with respect to the exercise of such servicing activities), and/or (b) solicited Customers or otherwise sold or provided services on behalf of the Company (or in which Employee supervised, directly or indirectly, the solicitation or servicing activities related to such Customers). “Material” means Employee’s primary job duties and responsibilities in connection with working with Customers or directly supervising individuals who work with Customers.”

3.	Section 8.3 is modified by adding the following language at the end, “Notwithstanding the foregoing, this Section 8.3 does not prohibit Employee from conducting generalized searches for employees or independent contractors by use of general advertisements or solicitations, including but not limited to, advertisements or solicitations through newspapers, internet or other media of general circulation or engaging and using a search firm not specifically targeted at Covered Employees.”

By signing below, I acknowledge receipt of this State Covenant Addendum for Covered Wisconsin Employees. I also acknowledge that for as long as I am a Covered Wisconsin Employee, my obligations to Neuronetics, Inc. under the Restrictive Covenant and Invention Assignment Agreement are governed by both the Restrictive Covenant and Invention Assignment Agreement  and this Addendum, and that, if in the future, while employed by Neuronetics, neither my primary work location nor my primary residence remains in the State of Wisconsin, my obligations to Neuronetics, Inc. will no longer be limited by this Addendum.

Accepted and Agreed: (Print Name:)       ___________________

By (Sign):         ___   Date:    ______

Restrictive Covenant and Invention Assignment Agreement

Appendix C

December 2024